-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


               Date of Report:  March 21, 2001
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

 ___________________________________________________________
(Former name or former address, if changed since last report.)

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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              (99)  Announcement and additional information.

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

                           SIGNATURE


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ MICHAEL A. HARRING
                                   -------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  March 21, 2001


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                         EXHIBIT INDEX



                                                   Sequential
Number and Description of Exhibit                  Page Number
---------------------------------                  -----------


(99)  Announcement and additional information        Page 5


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

                                                   EXHIBIT 99

(JOHN DEERE LOGO)
                                Deere & Company
                                One John Deere Place
                                Moline, IL 61265
                                Phone:  309-765-8000
                                www.deere.com

Contact:  Greg Derrick
Deere & Company
309-765-5290
derrickgregoryt@johndeere.com

For immediate release:  March 21, 2001


DEERE SCALING BACK EQUIPMENT PRODUCTION

 . Production cuts affecting construction and commercial and consumer equipment, as well as large tractors

 .  Second-quarter results likely to be lower than last year

 . Company targeting higher earnings for year, though attainment may prove challenging

 .  Rigorous asset management remains a top priority

------------------------------------------------------------

    MOLINE, IL -- Deere & Company today announced it was moving to scale back production in its major equipment operations and that, partly as a result, earnings for the second quarter ending April 30 were likely to fall below year-earlier levels. "Continued caution on the part of customers has prompted our decision to reduce production schedules," said Robert W. Lane, chairman and chief executive officer.

    "Such steps this early in the season affirm our continuing commitment to rigorous asset management." Products primarily affected include construction and grounds-care equipment, but also include large farm tractors, he said. As a result, the company's forecast for physical volume of sales has been reduced for both the quarter and full year.

    In construction equipment, the retail-sales slowdown has extended through mid-March. Deere's production levels have responded quickly to the retail environment due to its estimate to cash order-fulfillment process, which adjusts construction-equipment production directly in line with order activity. "While this puts Deere in an industry-leading position with respect to inventory management, it also means that any change in retail order patterns has a more immediate impact on earnings," Lane commented.

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

    Production schedules are also being reduced in the company's commercial and consumer equipment unit, where adverse weather is having a negative effect on income at this time. "Weather plays a major role in the timing of ground-care product sales, and this year's cold and wet conditions have delayed retail sales for many products," Lane said. In addition, under a new-order fulfillment process being adopted for certain commercial products, changes in retail orders have a more immediate impact on the division's production volumes and earnings.

    In another development, a recent fire, at a storage facility near Davenport, Iowa, destroyed certain attachments and commercial grounds-care products. Although contents and business interruption are covered by insurance, any related loss of sales could have an adverse short-term impact on the division's financial results. The fire's effect should be largely offset in future quarters, however.

    In the company's North American agricultural-equipment operations, retail sales of John Deere combines and cotton-pickers as well as hay, seeding and tillage equipment have been higher than last year though mid-March. However, sales of row-crop tractors have been relatively flat over the same period. As a result, the company has announced a shutdown of its Waterloo, Iowa, tractor-manufacturing facility for a week in April. "Though it's early in the season, modest adjustments of this sort show our commitment to balancing production with retail sales," Lane said.

    Deere is closely monitoring the foot-and-mouth disease situation in Europe and other parts of the world, whose near-term impact on farm-machinery sales is uncertain, Lane said. Key issues affecting this uncertainty include the ultimate extent and severity of the disease, in addition to the amount of government payments that farmers are likely to receive for the loss of affected livestock.

    Overall, Deere now expects its physical volume of sales without acquisitions to be flat for the quarter and up 4 percent for the year. Previously, the company had forecast increases of 5 percent and 6 percent for the respective periods. Including the effect of acquisitions, physical volume is expected to be up 5 percent for the quarter and 7 percent for the year. These factors are expected to cost about 3 percentage points of operating margin in the second quarter.

    "While we continue to set our sights on higher earnings for the year, the current market environment is making this goal more challenging to reach," Lane said. "Our decision to cut back production schedules in advance of the important spring selling season is a difficult one. However, through actions to maintain low asset levels, we're confident the stage is being set for improved returns to shareholders and a further enhancement in our competitive position across the John Deere business lineup."

    SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Statements herein that relate to future operating periods are subject to important risks and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect particular lines of business, while others could affect all of the Company's businesses. Forward-looking statements involve certain factors that are subject

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

to change, including for the agricultural equipment segment the many interrelated factors that affect farmers' confidence, including worldwide demand for agricultural products, world grain stocks, prices realized for commodities and livestock, weather and soil conditions, real estate values, animal diseases (including the spread of "mad cow" and "hoof and mouth" diseases), crop pests, harvest yields, the level of farm product exports and government farm programs. Factors affecting the Company's commercial and consumer equipment business include general economic conditions in the United States, consumer confidence, consumer acceptance of the Company's new products, consumer borrowing patterns and the severity and timing of spring weather patterns. The number of housing starts as well as levels of public and non-residential construction are especially important to sales of the Company's construction equipment, while prices for pulp, lumber and structural panels are important to sales of forestry equipment. All of the Company's businesses are affected by general economic conditions in the global markets in which the Company operates, interest and currency exchange rates, as well as monetary and fiscal policies (including actions by the Federal Reserve Board); actions of competitors in the various industries in which the Company competes, particularly price cutting; dealer practices, especially as to levels of new and used field inventories; and legislation affecting the sectors in which the Company operates. The Company's outlook is based upon assumptions relating to the factors described above, which are sometimes based upon estimates and data prepared by government agencies. Such estimates and data are often revised. Further information concerning the company and its businesses, including factors that potentially could materially affect the company's financial results, is included in the company's most recent quarterly report on Form 10-Q and other filings with the Securities and Exchange Commission.

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